SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 1) (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Furniture and Equipment, net
Computer Software and Hardware	$ 6,341	$ 0
Furniture and Equipment	8,967	0
Total	15,308	0
Accumulated Depreciation	(1,247)	0
Furniture and Equipment, net	$ 13,218	$ 0	$ 338